UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  December 13, 2006
(Date of earliest event reported)



                           COMM 2006-C8 Mortgage Trust
                         ------------------------------
                         (Exact name of issuing entity)

                       German American Capital Corporation
               ---------------------------------------------------
               (Exact name of sponsor as specified in its charter)

                        Barclays Capital Real Estate Inc.
               ---------------------------------------------------
               (Exact name of sponsor as specified in its charter)

                      Bank of America, National Association
               ---------------------------------------------------
               (Exact name of sponsor as specified in its charter)

                      General Electric Capital Corporation
               ---------------------------------------------------
               (Exact name of sponsor as specified in its charter)

                 Deutsche Mortgage & Asset Receiving Corporation
               ---------------------------------------------------
             (Exact name of registrant as specified in its charter)


  Delaware                        333-130390-03             04-3310019
--------------------------------------------------------------------------------
 (State or other             (Commission File No.)         (IRS Employer
  jurisdiction of                                          Identification No.)
  incorporation)


             60 Wall Street
             New York, New York                                      10005
--------------------------------------------------------------------------------
      (Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code  (212) 250-2500
                                                   -----------------------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   Other Events.
            -------------

      On December 21, 2006, a single series of mortgage pass-through certificates, entitled Deutsche Mortgage & Asset Receiving Corporation, Commercial Mortgage Pass-Through Certificates, Series COMM 2006-C8 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), attached hereto as Exhibit 4.1, and dated as of December 1, 2006, among Deutsche Mortgage & Asset Receiving Corporation, as depositor (the "Registrant"), Midland Loan Services, Inc. as master servicer, LNR Partners, Inc., as special servicer and LaSalle Bank National Association, as trustee. The Certificates consist of 30 classes (each, a "Class") of Certificates, 16 of which Classes are designated as the "Class A-1 Certificates", the "Class A-2A Certificates", the "Class A-2B Certificates", the "Class A-3 Certificates", the "Class A-AB Certificates", the "Class A-4 Certificates", the "Class A-1A Certificates", the "Class XP Certificates", the "Class A-M Certificates", the "Class A-J Certificates", the "Class B Certificates," the "Class C Certificates", the "Class D Certificates", the "Class E Certificates", the "Class F Certificates" and the "Class G Certificates" (collectively, the "Offered Certificates"); and 14 of which classes are designated as the "Class H Certificates", the "Class J Certificates", the "Class K Certificates", the "Class L Certificates", the "Class M Certificates", the "Class N Certificates", the "Class O Certificates", the "Class P Certificates", the "Class Q Certificates", the "Class S Certificates", the "Class T Certificates", the "Class XS Certificates", the "Class LR Certificates" and the "Class R Certificates" (collectively, the "Private Certificates"). The Certificates evidence in the aggregate the entire beneficial ownership in a trust fund (the "Trust Fund") consisting primarily of 173 commercial, multifamily or manufactured housing community mortgage loans (the "Mortgage Loans") having an aggregate principal balance as of the Cut-Off Date of approximately $3,775,704,017. Each Mortgage Loan is secured by a mortgage lien on a fee or leasehold interest in an income producing property. Certain of the Mortgage Loans (the "GACC Mortgage Loans") were acquired by the Registrant from German American Capital Corporation ("GACC") pursuant to a Mortgage Loan Purchase Agreement, dated as of December 21, 2006, between the Registrant and GACC, certain of the Mortgage Loans (the "BCRE Mortgage Loans") were acquired by the Registrant from Barclays Capital Real Estate Inc. ("BCRE") pursuant to a Mortgage Loan Purchase Agreement, dated as of December 21, 2006, between the Registrant and BCRE, certain of the Mortgage Loans (the "BANA Mortgage Loans") were acquired by the Registrant from Bank of America, National Association ("BANA") pursuant to a Mortgage Loan Purchase Agreement, dated as of December 21, 2006, between the Registrant and BANA and certain of the Mortgage Loans (the "GECC Mortgage Loans") were acquired by the Registrant from General Electric Capital Corporation ("GECC", and collectively with GACC, BCRE and BANA, the "Sellers") pursuant to a Mortgage Loan Purchase Agreement, dated as of December 21, 2006, between the Registrant and GECC. The source of funds for payment of the purchase price for the Mortgage Loans paid by the Registrant to GACC, BCRE, BANA and GECC was derived from the sale of Certificates by the Registrant to Deutsche Bank Securities Inc. ("DBS"), Banc of America Securities LLC ("BAS"), Barclays Capital Inc. ("BCI") and Morgan Stanley & Co. Incorporated. ("MSCI") pursuant to the Underwriting Agreement, attached hereto as Exhibit 1.1, dated December 13, 2006, among the Registrant, DBS, BAS, BCI and MSCI (pertaining to the Offered Certificates) and a Certificate Purchase Agreement, dated December 13, 2006, among the Registrant, DBS and BAS (pertaining to the Private Certificates, which were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to
Section 4(2) of that Act). On December 21, 2006, the Registrant transferred the Mortgage Loans to the Trust Fund pursuant to the Pooling and Servicing Agreement. The consideration received by the Registrant in exchange for such transfer consisted of the Certificates. The Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated December 13, 2006, supplementing the Prospectus dated December 13, 2006, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5).

      Capitalized terms used but not otherwise defined herein have the meanings set forth in the Prospectus Supplement.

ITEM 9.01.  Financial Statements and Exhibits.
            ----------------------------------

(a) Financial Statements - Not Applicable

(b) Pro Forma Financial Information - Not Applicable

(c) Shell Company Transactions - Not Applicable

(d) Exhibits


Item 601(a) of
Regulation S-K
Exhibit No.     Description
-------------   -----------

(1.1) Underwriting Agreement, dated December 13, 2006, among Deutsche Mortgage & Asset Receiving Corporation, Deutsche Bank Securities Inc., Banc of America Securities LLC, Barclays Capital Inc. and Morgan Stanley & Co. Incorporated.

(4.1) Pooling and Servicing Agreement, dated as of December 1, 2006, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, Inc., as master servicer, LNR Partners, Inc., as special servicer and LaSalle Bank National Association, as trustee.

(99.1) Mortgage Loan Purchase Agreement, dated as of December 21, 2006, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.

(99.2) Mortgage Loan Purchase Agreement, dated as of December 21, 2006, between Deutsche Mortgage & Asset Receiving Corporation and Barclays Capital Real Estate Inc.

(99.3) Mortgage Loan Purchase Agreement, dated as of December 21, 2006, between Deutsche Mortgage & Asset Receiving Corporation and Bank of America, National Association.

(99.4) Mortgage Loan Purchase Agreement, dated as of December 21, 2006, between Deutsche Mortgage & Asset Receiving Corporation and General Electric Capital Corporation.

(99.5) Primary Servicing Agreement, dated as of December 21, 2006, between Midland Loan Services, Inc. and Bank of America, National Association.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   DEUTSCHE MORTGAGE & ASSET
                                    RECEIVING CORPORATION

Date: January 5, 2007



                                   By:  /s/  Helaine M. Kaplan
                                      ------------------------------------------
                                      Name:   Helaine M. Kaplan
                                      Title:  President



                                   By:  /s/  Mary C. Brundage
                                      ------------------------------------------
                                      Name:   Mary C. Brundage
                                      Title:  Vice President

                                  Exhibit Index
                                  -------------



Item 601(a) of
Regulation S-K                                           Paper (P) or
Exhibit No.     Description                              Electronic (E)
-----------     -----------                              --------------

1.1             Underwriting Agreement                   E

4.1             Pooling and Servicing Agreement          E

99.1            GACC Mortgage Loan Purchase Agreement    E

99.2            BCRE Mortgage Loan Purchase Agreement    E

99.3            BANA Mortgage Loan Purchase Agreement    E

99.4            GECC Mortgage Loan Purchase Agreement    E

99.5            Bank of America, National Association    E
                Primary Servicing Agreement